EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of Redpoint Bio Corporation (the “Company”) for the period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Scott M. Horvitz, Chief Financial and Operating Officer and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2010	/s/ Scott M. Horvitz
Scott M. Horvitz
Chief Financial and Operating Officer and Treasurer
(Principal Financial and Accounting Officer)

* A signed original of this written statement required by Section 906 has been provided to Redpoint Bio Corporation and will be retained by Redpoint Bio Corporation and furnished to the Securities and Exchange Commission or its staff upon request.